10.6 - Reg. Rights.doc

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of June 6, 2001, by and among FindEx.com, Inc., a corporation duly incorporated and existing under the laws of the State of Nevada (the "Company"), and Swartz Private Equity, LLC (hereinafter referred to as "Investor").

                                 RECITALS:

         WHEREAS, pursuant to the Company's offering ("Offering") of up to Fifteen Million Dollars ($15,000,000) of Common Stock of the Company, pursuant to that certain Investment Agreement of even date herewith (the "Investment Agreement") between the Company and the Investor, the Company has agreed to sell and the Investor has agreed to purchase, from time to time as provided in the Investment Agreement, shares of the Company's Common Stock for a maximum aggregate offering amount as described above;

         WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to issue to the Investor the Commitment Warrants and, in certain events, Additional Warrants (as defined in the Warrant Antidilution Agreement between the Company and the Investor) to purchase a number of shares of Common Stock, exercisable for ten (10) years from their respective dates of issuance (collectively, the "Warrants"); and

         WHEREAS, pursuant to the terms of the Investment Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the Common Stock to be issued in the Offering and the Common Stock issuable upon exercise of the Warrants as set forth in this Agreement.

                                 TERMS:

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement (including the Recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both singular and plural forms of the terms defined):

                  "Additional Registration Statement" shall have the meaning set forth in Section 3(b).

                  "Additional Warrants" shall have the meaning ascribed to it the Warrant Antidilution Agreement between the Company and the Investor.

                  "Additional Warrant Shares" shall mean shares of Common Stock isuuable upon exercise of any Additional Warrant.


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                  "Amended Registration Statement" shall have the meaning set forth in Section 3(b).

                  "Business Day" shall have the meaning set forth in the Investment Agreement.

                  "Closing Bid Price" shall have the meaning set forth in the Investment Agreement.

                  "Commitment Warrant" shall have the meaning as set forth in the Investment Agreement.

                  "Common Stock" shall mean the common stock, par value $0.01, of the Company.

                  "Due  Date"  shall  mean the date that is one  hundred  twenty
(120) days after the date of this Agreement.

                  "Effective Date" shall have the meaning set forth in Section 2.3.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

                  "Filing  Deadline"  shall  mean the date  that is  forty-five
(45)  days  after the date of this Agreement.

                  "Ineffective Period" shall mean any period of time after the Effective Date during the term hereof that the Registration Statement or any Supplemental Registration Statement (each as defined herein) becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Registrable Securities (as defined herein) for any reason (or in the event the prospectus under either of the above is not current and deliverable).

                  "Investment Agreement" shall have the meaning set forth in the Recitals hereto.

                  "Investor" shall have the meaning set forth in the preamble to this Agreement.

                  "Holder" shall mean Investor, and any other person or entity owning or having the right to acquire Registrable Securities or any permitted assignee.

                  "Piggyback Registration" and "Piggyback Registration Statement" shall have the meaning set forth in Section 4.

                  "Put" shall have the meaning as set forth in the Investment Agreement.

                  "Register," "Registered," and "Registration" shall mean and refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document.

                  "Registrable Securities" shall have the meaning set forth in
Section 2.1.

                  "Registration Statement" shall have the meaning set forth in
Section 2.2.

                  "Rule 144" shall mean Rule 144, as amended, promulgated under the Securities Act.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

                  "Supplemental Registration Statement" shall have the meaning set forth in Section 3(b).

                  "Warrants" shall have the meaning set forth in the above Recitals.

                  "Warrant Shares" shall mean shares of Common Stock issuable upon exercise of any Warrant.

         2.       Required Registration.

                  2.1 Registrable Securities. "Registrable Securities" shall mean those shares of the Common Stock of the Company together with any capital stock issued in replacement of, in exchange for or otherwise in respect of such Common Stock, that are: (i) issuable or issued to the Investor pursuant to the Investment Agreement, or (ii) issuable or issued upon exercise of the Commitment Warrants; provided, however, that notwithstanding the above, the following shall not be considered Registrable Securities:

                           (a) any Common Stock which would  otherwise be deemed
to be Registrable Securities, if and to the extent that those shares of Common Stock may be resold in a public transaction without volume limitations or other material restrictions without registration under the Securities Act, including without limitation, pursuant to Rule 144 under the Securities Act; and

                           (b) any shares of Common  Stock which have been sold
in a private transaction in which the transferor's rights under this Agreement are not assigned.

                  2.2 Filing of Initial Registration Statement. The Company shall, by the Filing Deadline, file a registration statement ("Registration Statement") on Form SB-2 (or other suitable form, at the Company's discretion, but subject to the reasonable approval of Investor), covering the resale of a number of shares of Common Stock as Registrable Securities equal to at least Twenty Five Million (25,000,000) shares of Common Stock and shall cover, to the extent allowed by applicable law, such indeterminate number of additional shares of Common Stock that may be issued or become issuable as Registrable Securities by the Company pursuant to Rule 416 of the Securities Act. In the event that the Company has not filed the Registration Statement by the Filing Deadline, then the Company shall pay to Investor an amount equal to $250, in cash, for each of the first ten (10) Business Day after the Filing Deadline until such Registration Statement is filed, and $500, in cash, for each Business Day thereafter until such Registration Statement is filed, payable within ten (10) Business Days following the end of each calendar month in which such payments accrue.

                  2.3      Response to SEC Comments; Registration Effective
Date.

                  (i) Company's Obligations. The Company shall use its reasonable good faith efforts to have the Registration Statement declared effective by the SEC (the date of such effectiveness is referred to herein as the "Effective Date") by the Due Date, by

                           (a) responding to any comments to the Registration
                  Statement made by the Securities and Exchange Commission (the "SEC") within thirty (30) days of the Company's receipt of such comments, and repeating such process as necessary thereafter up through at least two subsequent rounds of SEC comments;

                           (b) consulting with the applicable SEC examiner(s)
                  regarding possible remedies to any impediments to effectiveness of the Registration Statement identified by the SEC, including any such impediments arising out of the structure of the proposed offering as required by the Investment Agreement (the "Offering Structure"); and

                           (c) only to the extent necessary following no fewer
                  than two rounds of SEC comments and receipt of any notifications or other communications from the SEC that the Registration Statement has not been, and is unlikely to be, declared effective based primarily upon the Offering Structure, providing the Holder's counsel a right to reasonably assist the Company in causing the Registration Statement to be declared effective by the SEC, such right to be exercised within a period not to exceed forty-five (45) days.

                  (ii) Impediment to Registration. If, prior to the the date that is five (5) months from the date that the Registration Statement is filed (the "Registration Period Termination Date"), the SEC notifies the Company that the Offering Structure is an impediment to the Registration Statement being declared effective and that such impediment can be remedied by (x) withdrawing the Registration Statement, (y) making amendments to the Investment Agreement and/or the Registration Rights Agreement, and (z) refiling the Registration Statement (an "SEC Notice of Remedy"), then the Company shall be obligated to use its reasonable efforts to carry out (x) - (z) above to cause the Registration Statement to be declared effective through the same process outlined in (i)(a) -(c) above for an additional period up through the Registration Period Termination Date; provided, however, that any amendments required to be made to the Investment Agreement and/or the Registration Rights Agreement in accordance with (y) above do not have any actual or potential direct or indirect adverse economic effect on the terms of the agreements as they relate to the Company (the procedure in (x) - (z) above is referred to hereinafter as a "Withdrawal, Amendment and Refiling").

                  2.4 Shelf Registration. The Registration Statement shall be prepared as a "shelf" registration statement under Rule 415, and, subject to the terms of this Agreement, shall be maintained effective as required in Section 3(a) below.

                  2.5 Supplemental Registration Statement. Within forty five
(45) days of any time that the Registration Statement does not cover a sufficient number of shares of Common Stock to cover all outstanding Registrable Securities, the Company shall promptly prepare and file with the SEC such Supplemental Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all such Registrable Securities and shall use its best efforts to cause such Supplemental Registration Statement to be declared effective as soon as possible.

                  2.6 Demand Registration for Additional Warrant Shares. Within forty five (45) days of any time that the Company has issued to the Investor Additional Warrants representing in excess of 100,000 Additional Warrant Shares which have not yet been registered for resale, the Company shall promptly file a registration statement (the "Additional Warrant Registration Statement") on any suitable form, covering the resale of all then unregistered Additional Warrant Shares and, to the extent allowed by applicable law, such indeterminate number of additional shares of Common Stock that may be issued or become issuable as Registrable Securities by the Company pursuant to Rule 416 of the Securities Act.

         3. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, and subject to any restrictions imposed under applicable securities or other law in the reasonable discretion of the Company including without limitation Regulation FD, the Company shall, in addition to any and all other obligations contained herein, and as expeditiously as reasonably possible:

                  (a) Prepare and file with the Securities and Exchange Commission ("SEC") a Registration Statement with respect to such Registrable Securities and use its reasonable good faith efforts to cause such Registration Statement to become effective in accordance with Section 2.3 above, and to remain effective until the date that all Registrable Securities are resold pursuant to such Registration Statement.

                  (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement ("Amended Registration Statement") or prepare and file any additional registration statement ("Additional Registration Statement," together with the Amended Registration Statement, "Supplemental Registration Statements") as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Supplemental Registration Statements or such prior registration statement and to cover the resale of all Registrable Securities.

                  (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus (if applicable), in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its reasonable good faith efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of the jurisdictions in which the Holders are located, or such other jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement and of all other jurisdictions where legally required, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e)      [Intentionally Left Blank].

                  (f) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, use its reasonable good faith efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

                  (g) Provide Holders with notice of the date that a Registration Statement or any Supplemental Registration Statement registering the resale of the Registrable Securities is declared effective by the SEC, and the date or dates when the Registration Statement is no longer effective.

                  (h) Provide Holders and their representatives the opportunity and a reasonable amount of time, based upon reasonable notice delivered to the Company, to conduct a reasonable due diligence inquiry of Company's pertinent financial and other records and make available its officers and directors for questions regarding such information as it relates to information contained in the Registration Statement.

                  (i) Provide Holders and their representatives the opportunity to review the Registration Statement and all amendments or supplements thereto prior to their filing with the SEC by giving the Holder at least five (5) business days advance written notice prior to such filing.

                  (j) Provide each Holder with reasonably prompt notice of the issuance by the SEC or any state securities commission or agency of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceeding for such purpose. The Company shall use its reasonable good faith efforts to prevent the issuance of any stop order and, if any is issued, to obtain the removal thereof at the earliest possible date.

                  (k) Use its reasonable good faith efforts to list the Registrable Securities covered by the Registration Statement with all securities exchanges or markets on which the Common Stock is then listed and prepare and file any required filing with the NASD, American Stock Exchange, NYSE and any other exchange or market on which the Common Stock is then listed.

         4.       Ineffective Period.

                  (a) Ineffective Period Payment. Within five (5) Business Days after the last day of any Ineffective Period, the Company will pay to the Investor in cash ("Ineffective Period Payments"), as liquidated damages for such suspension and not as a penalty, an amount equal to the number of shares of Common Stock issued to the Investor in any Put with a Pricing Period End Date (as defined in the Investment Agreement) that is thirty (30) business days or less prior to the date that the Ineffective Period commences, multiplied by the difference of:

                           (i) the highest  closing price of the Company's
                   Common Stock for any trading day during the Ineffective
                   Period,

                           minus

                           (ii) the lowest closing price of the Company's Common
                  Stock for the five (5) trading days including and immediately following the last trading day of such Ineffective Period.

                  (b) Liquidated Damages. The parties hereto acknowledge and agree that the sums payable as Ineffective Period Payments shall give rise to liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred by the Holder is incapable or is difficult to precisely estimate, (ii) the amounts specified bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor, and (iii) the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

         5. Piggyback Registration. Subject to the limitations imposed under
Section 6 hereof, if anytime prior to the date that the Registration Statement is declared effective or during any Ineffective Period (as defined in the Investment Agreement) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Securities Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities or upon an exchange offer for securities of the issuer or another entity), the Company shall, at such time, promptly give each Holder written notice of such registration (a "Piggyback Registration Statement"). Upon the written request of each Holder given by fax within ten (10) days after mailing of such notice by the Company, the Company shall cause to be included in such registration statement under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered ("Piggyback Registration") and all of the Additional Warrant Shares that are then unregistered, in each case to the extent such inclusion does not violate the registration rights of any other security holder of the company granted prior to the date hereof; provided, however, that nothing herein shall prevent the Company from withdrawing or abandoning such registration statement prior to its effectiveness.

         6. Limitation on Obligations to Register under a Piggyback Registration. In the case of a Piggyback Registration pursuant to an underwritten public offering by the Company, if the managing underwriter determines and advises that the inclusion in the related Piggyback Registration Statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in such Piggyback Registration Statement, to the extent any such Registrable Securities are included in such Piggyback Registration Statement, shall be allocated among all Holders who had requested Piggyback Registration pursuant to the terms hereof, in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders. If required by the managing underwriter of such an underwritten public offering, the Holders shall enter into an agreement limiting the number of Registrable Securities to be included in such Piggyback Registration Statement and the terms, if any, regarding the future sale of such Registrable Securities.

         7. Dispute as to Registrable Securities. In the event the Company believes that shares sought to be registered under Section 2 or Section 5 by Holders do not constitute "Registrable Securities" by virtue of Section 2.1 of this Agreement, and the status of those shares as Registrable Securities is disputed, the Company shall provide, at its expense, an Opinion of Counsel, reasonably acceptable to the Holders of the Securities at issue (and satisfactory to the Company's transfer agent to permit the sale and transfer), that those securities may be sold immediately, without volume limitation or other material restrictions, without registration under the Securities Act, by virtue of Rule 144 or similar provisions.

         8. Furnish Information. At the Company's request, each Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it, and the intended method of disposition of such securities to the extent required to effect the registration of its Registrable Securities or to determine that registration is not required pursuant to Rule 144 or other applicable provision of the Securities Act. The Company shall include as it deems fit all information provided by such Holder pursuant hereto in the Registration Statement, substantially in the form supplied, except to the extent such information is not permitted by law.

         9. Expenses. All expenses, other than commissions and fees and expenses of counsel to the selling Holders, incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, shall be borne by the Company.

         10. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners, legal counsel, and accountants of each Holder, any underwriter (as defined in the Securities Act, or as deemed by the Securities Exchange Commission, or as indicated in a registration statement) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of Section 15 of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements or omissions: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company , nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director, underwriter or controlling person; provided however, that the above shall not relieve the Company from any other liabilities which it might otherwise have.

                  (b) Promptly after receipt by an indemnified party under this
Section 10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume, the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10.

                  (c) To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

                  (d) The obligations of the Company and Holders under this
Section 10 shall survive the resale, if any, of the Common Stock, the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

         11. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144; and

                  (b) use its reasonable good faith efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act.

         12. Amendments to Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the written consent of each Holder affected thereby. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

         13. Notices. All notices required or permitted under this Agreement shall be made in writing signed by the party making the same, shall specify the section under this Agreement pursuant to which it is given, and shall be addressed if to (i) the Company at: FindEx.com, Inc., 11640 Arbor Street, Suite 201, Omaha, NE 68144; Telephone:(402) 333-1900, Facsimile: (402) 778-5763 (or at
such other location as directed by the Company in writing) and (ii) the Holders at their respective last address as the party as shown on the records of the Company. Any notice, except as otherwise provided in this Agreement, shall be made by fax and shall be deemed given at the time of transmission of the fax.

         14. Termination. This Agreement shall terminate on the date all Registrable Securities cease to exist (as that term is defined in Section 2.1 hereof); but without prejudice to (i) the parties' rights and obligations arising from breaches of this Agreement occurring prior to such termination (ii) other indemnification obligations under this Agreement.

         15. Assignment. No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder's Registrable Securities (provided such transferee shall provide to the Company, together with or prior to such transferee's request to have such Registrable Securities included in a Registration, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement) provided that such transfer of such Registrable Securities is otherwise permissible in accordance with the Investment Agreement, and the Company hereby agrees to file an amended registration statement including such transferee as a selling security holder thereunder; and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

         16. Arbitration; Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the Securities Exchange Act of 1934, which matters shall be construed and interpreted in accordance with such laws. Any controversy or claim arising out of or related to the Transaction Documents or the breach thereof, shall be settled by binding arbitration in Atlanta, Georgia in accordance with the Expedited Procedures (Rules 53-57) of the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). A proceeding shall be commenced upon written demand by Company or any Investor to the other. The arbitrator(s) shall enter a judgment by default against any party, which fails or refuses to appear in any properly noticed arbitration proceeding. The proceeding shall be conducted by one (1) arbitrator, unless the amount alleged to be in dispute exceeds two hundred fifty thousand dollars ($250,000), in which case three (3) arbitrators shall preside. The arbitrator(s) will be chosen by the parties from a list provided by the AAA, and if they are unable to agree within ten (10) days, the AAA shall select the arbitrator(s). The arbitrators must be experts in securities law and financial transactions. The arbitrators shall assess costs and expenses of the arbitration, including all attorneys' and experts' fees, as the arbitrators believe is appropriate in light of the merits of the parties' respective positions in the issues in dispute. Each party submits irrevocably to the jurisdiction of any state court sitting in Atlanta, Georgia or to the United States District Court sitting in Georgia for purposes of enforcement of any discovery order, judgment or award in connection with such arbitration. The award of the arbitrator(s) shall be final and binding upon the parties and may be enforced in any court having jurisdiction. The arbitration shall be held in such place as set by the arbitrator(s) in accordance with Rule 55.

                  Although the parties, as expressed above, agree that all claims, including claims that are equitable in nature, for example specific performance, shall initially be prosecuted in the binding arbitration procedure outlined above, if the arbitration panel dismisses or otherwise fails to entertain any or all of the equitable claims asserted by reason of the fact that it lacks jurisdiction, power and/or authority to consider such claims and/or direct the remedy requested, then, in only that event, will the parties have the right to initiate litigation respecting such equitable claims or remedies. The forum for such equitable relief shall be in either a state or federal court sitting in Atlanta, Georgia. Each party waives any right to a trial by jury, assuming such right exists in an equitable proceeding, and irrevocably submits to the jurisdiction of said Georgia court. Georgia law shall govern both the proceeding as well as the interpretation and construction of this Agreement and the transaction as a whole.

         18. Specific Performance. The Holder shall be entitled to the remedy of specific performance in the event of the Company's breach of this Agreement, the parties agreeing that a remedy at law would be inadequate.

         19. Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Investment Agreement, the Commitment Warrant, the Common Stock certificates, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as










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expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this 6th day of June, 2001.

                                 FINDEX.COM, INC.


                                 By:      /s/ Steven P. Malone
                                     ----------------------------------------
                                          Steven Malone, President

                                Address:  Attn: Steven Malone, President
                                          11640 Arbor Street, Suite 201
                                          Omaha, NE  68144
                                          Telephone (402) 333-1900
                                          Facsimile  (402) 778-5763


                                 INVESTOR:
                                 SWARTZ PRIVATE EQUITY, LLC.


                                 By: ___/s/ Eric S. Swartz    ____________
                                     -------------------------------------
                                          Eric S. Swartz, Manager


                                Address:  300 Colonial Center Parkway
                                          Suite 300
                                          Roswell, GA  30076
                                          Telephone: (770) 640-8130
                                          Facsimile:  (770) 640-7150